UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Ambiq Micro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42766	27-1911389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Blvd., Building 7, Suite 200 Austin, Texas	78730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 879-2850

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	AMBQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

In connection with the closing of the initial public offering (the “IPO”) of shares of common stock, par value $0.000001 per share (“Common Stock”), of Ambiq Micro, Inc. (the “Company”), on July 31, 2025, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and stockholders previously approved the Amended and Restated Certificate to be effective upon the closing of the IPO.

Amendment and Restatement of Bylaws

Effective as of July 31, 2025, the Company adopted the amended and restated bylaws (the “Amended and Restated Bylaws”) in connection with the closing of the IPO. The Board and stockholders previously approved the Amended and Restated Bylaws to be effective upon the closing of the IPO.

The foregoing descriptions of the Amended and Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.6 to the Company’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-288497), filed with the Commission on July 21, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIQ MICRO, INC.

By:	/s/ Fumihide Esaka
Fumihide Esaka
Chief Executive Officer

Dated: July 31, 2025